SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
               Servicing Agreement, dated as of February 1, 1999,
                 providing for the issuance of REMIC Multi-Class
                   Pass-Through Certificates, Series 1999-4)



                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)

           New Jersey              33-5042         21-0627285
--------------------------------------------------------------------------------
   (State or other jurisdiction (Commission       (I.R.S. Employer
    of incorporation)            File Number)      Identification No.)




                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)




        Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On February 25, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1999-4 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-4") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated February 25, 1999 as supplemented by the Prospectus Supplement dated February 25, 1999.

The original principal balance of each Class of the Certificates is as follows:

       Class A1                                      $110,349,000.00
       Class A2                                       $31,749,000.00
       Class A3                                       $56,600,000.00
       Class A4                                       $22,000,000.00
       Class R                                               $100.00
       Class M                                         $1,692,000.00
       Class B1                                          $564,000.00
       Class B2                                          $564,000.00
       Class B3                                        $1,015,200.00
       Class B4                                          $338,400.00
       Class B5                                          $338,662.92
       Total :                                       $225,210,362.92



The initial Junior Percentage and initial Senior Percentage for Pool 1999-4 are approximately 2.00% and 98.00%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-4 as of the initial issuance of the Certificates are $100,000.00, $2,256,039.00 and $4,095,254.00, respectively, representing approximately .04%, 1.00%, and 1.82%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of February 1, 1999 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-4

Pool 1999-4 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $225,603,901.42.

The interest rates (the "Mortgage Rates") borne by the 691 Mortgage Loans conveyed by GECMSI to Pool 1999-4 range from 6.0000% to 8.7500% and the weighted average Mortgage Rate as of the Cut-off Date is 6.8795% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-4 ranged from $18,900.00 to $1,300,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-4 is $326,489.00, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-4 is June 1995, and the latest scheduled maturity date of any such Mortgage Loan is February 2014. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-4 is 64.9835%.

The Mortgage Loans in Pool 1999-4 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-4:

MORTGAGE      # OF LOANS      AGGREGATE BALANCES              %  OF POOL BY
  RATES                       AS OF CUT-OFF DATE             AGGREGATE BALANCE
 6.0000%            4             $1,056,586.72                   0.4683%
 6.1250%            2               $931,601.39                   0.4129%
 6.2500%           12             $3,470,653.02                   1.5384%
 6.3750%           27             $8,067,903.44                   3.5761%
 6.5000%           58            $18,730,786.59                   8.3025%
 6.6250%           60            $20,176,817.56                   8.9435%
 6.7500%          123            $41,844,546.00                  18.5478%
 6.8750%          139            $46,246,954.31                  20.4992%
 7.0000%          106            $35,630,701.41                  15.7935%
 7.1250%           53            $18,161,997.47                   8.0504%
 7.2500%           48            $15,466,156.46                   6.8554%
 7.3750%           27             $9,062,738.38                   4.0171%
 7.5000%            7             $1,769,788.25                   0.7845%
 7.6250%            3               $385,485.45                   0.1709%
 7.7500%            9             $1,387,063.76                   0.6148%
 7.8750%            4               $337,346.00                   0.1495%
 8.0000%            3               $678,761.12                   0.3009%
 8.1250%            1               $805,244.77                   0.3569%
 8.2500%            1                $86,400.00                   0.0383%
 8.3750%            3             $1,225,629.37                   0.5433%
 8.7500%            1                $80,739.95                   0.0358%
  Total           691           $225,603,910.42                 100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-4 :

     ORIGINAL               # OF LOANS      AGGREGATE BALANCES    % OF POOL BY
     BALANCES                               AS OF CUT-OFF DATE    AGGREGATE BAL.

$0 - 227,150                    96           $11,606,496.41           5.1446%
$227,151 - 250,000              54           $12,969,933.98           5.7490%
$250,001 - 300,000             193           $53,475,308.87          23.7032%
$300,001 - 350,000             134           $43,005,339.55          19.0623%
$350,001 - 400,000              80           $29,914,650.42          13.2598%
$400,001 - 450,000              39           $16,536,953.74           7.3301%
$450,001 - 600,000              54           $27,154,808.38          12.0365%
$600,001 - 650,000              19           $12,062,733.51           5.3469%
$650,001 - 1,000,000 +          22           $18,877,676.56           8.3676%
Total                          691          $225,603,901.42         100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-4 is $1,291,593.76.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-4 is $18,789.18.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-4:

YEAR OF ORIGINATION   # OF LOANS     AGGREGATE BALANCES      % OF POOL BY
                                     AS OF CUT-OFF DATE    AGGREGATE BALANCE

        1995               1              $237,224.33             0.1052%
        1996               2            $1,030,328.68             0.4567%
        1997               5            $1,474,947.89             0.6538%
        1998             613          $202,591,800.52            89.7998%
        1999              70           $20,269,600.00             8.9846%
       Total             691          $225,603,901.42           100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-4:

   LOAN-TO-VALUE
RATIO AT ORIGINATION    # OF LOANS  AGGREGATE BALANCES        % OF POOL BY
                                    AS OF CUT-OFF DATE      AGGREGATE BALANCE

   00.000 - 50.00            101       $35,582,917.28            15.7723%
   50.001 - 60.00            105       $37,169,867.11            16.4757%
   60.001 - 70.00            165       $54,427,198.20            24.1252%
   70.001 - 75.00            118       $38,115,594.04            16.8949%
   75.001 - 80.00            162       $50,578,091.67            22.4190%
   80.001 - 85.00              9        $2,662,011.60             1.1799%
   85.001 - 90.00             25        $5,741,825.87             2.5451%
   90.001 - 95.00              6        $1,326,395.65             0.5879%
       Total                 691      $225,603,901.42           100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-4:

        TYPE OF DWELLING  # OF LOANS    AGGREGATE BALANCES       % OF POOL BY
                                        AS OF CUT-OFF DATE     AGGREGATE BALANCE

Single-family detached        643         $214,285,677.19         94.9831%
Single-family attached          7           $1,974,932.10          0.8754%
Condominium                    29           $7,151,996.95          3.1702%
2 - 4 Family Units             12           $2,191,295.18          0.9713%
Total                         691         $225,603,901.42        100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-4:

                        # OF LOANS    AGGREGATE BALANCES      % OF POOL BY
           OCCUPANCY                  AS OF CUT-OFF DATE    AGGREGATE BALANCE

Owner Occupied              647         $214,981,356.60         95.2916%
Vacation                     24           $8,195,842.35          3.6328%
Investment                   20           $2,426,702.47          1.0756%
Total                       691         $225,603,901.42        100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-4:

             STATE       # OF LOANS      AGGREGATE BALANCES       % OF POOL BY
                                         AS OF CUT-OFF DATE    AGGREGATE BALANCE

Alabama                        1              $235,672.24           0.1045%
Arizona                       16            $3,953,021.15           1.7522%
Arkansas                       1              $249,548.85           0.1106%
California                   257           $87,647,132.78          38.8500%
Colorado                      16            $5,770,629.32           2.5579%
Connecticut                    5            $2,979,101.29           1.3205%
Delaware                       1              $367,607.45           0.1629%
District Of Columbia           3            $1,038,944.77           0.4605%
Florida                       58           $18,514,432.78           8.2066%
Georgia                       47           $14,677,478.74           6.5059%
Hawaii                         1               $51,695.12           0.0229%
Idaho                          1              $262,161.19           0.1162%
Illinois                      16            $5,612,287.59           2.4877%
Indiana                        4            $1,329,515.24           0.5893%
Iowa                           1              $289,396.94           0.1283%
Kansas                         1              $374,707.99           0.1661%
Kentucky                       4            $1,355,065.93           0.6006%
Louisiana                      2               $81,676.34           0.0362%
Maryland                      10            $3,269,664.14           1.4493%
Massachusetts                 36           $12,330,821.03           5.4657%
Michigan                      11            $3,545,354.39           1.5715%
Minnesota                     11            $3,469,504.66           1.5379%
Missouri                       5            $1,713,128.16           0.7594%
Montana                        1               $49,251.78           0.0218%
Nebraska                       2              $867,730.03           0.3846%
Nevada                         3            $1,091,690.97           0.4839%
New Hampshire                  4            $1,023,790.17           0.4538%
New Jersey                    26            $8,818,021.65           3.9086%
New Mexico                     2              $267,081.32           0.1184%
New York                      29            $8,968,787.66           3.9755%
North Carolina                15            $4,679,350.75           2.0741%
Ohio                           2              $332,728.56           0.1475%
Oregon                         7            $2,420,121.27           1.0727%
Pennsylvania                  12            $3,543,979.69           1.5709%
Rhode Island                   1              $393,657.19           0.1745%
South Carolina                 5            $1,526,368.79           0.6766%
Tennessee                     11            $3,519,013.54           1.5598%
Texas                         19            $4,777,850.57           2.1178%
Utah                           6            $1,389,065.30           0.6157%
Vermont                        2              $844,463.00           0.3743%
Virginia                      15            $5,772,206.60           2.5586%
Washington                    10            $2,664,599.91           1.1811%
West Virginia                  1              $227,261.10           0.1007%
Wisconsin                     10            $3,308,333.48           1.4664%
Total                        691          $225,603,901.42         100.0000

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-4:

 YEAR OF MATURITY  # OF LOANS    AGGREGATE BALANCES         % OF POOL BY
                                 AS OF CUT-OFF DATE       AGGREGATE BALANCE

       2008             7            $1,932,557.76           0.8566%
       2009             6            $1,711,038.13           0.7584%
       2011             3            $1,751,218.65           0.7762%
       2012             6            $1,628,819.29           0.7220%
       2013           401          $128,854,776.33          57.1155%
       2014           268           $89,725,491.26          39.7713%
      Total           691          $225,603,901.42         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-4 calculated as of the Cut-off Date is 176.22 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-4:

                          # OF LOANS      AGGREGATE BALANCES    % OF POOL BY
        PURPOSE OF LOAN                   AS OF CUT-OFF DATE  AGGREGATE BALANCE

Purchase                     111              $34,652,328.45     15.3598%
Rate Term/Refinance          448             $147,628,265.37     65.4369%
Cash-out Refinance           132              $43,323,307.60     19.2033%
Total                        691             $225,603,901.42    100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of May 22, 1996, and the related Terms Agreement, dated as of May 22, 1996, for certain of the Series 1999-4 Certificates between GE Capital Mortgage Services, Inc. and Lehman Brothers Inc.


1.2 The Underwriting Agreement, dated as of September 21, 1995, and the related Terms Agreement, dated as of April 25, 1994, for certain of the Series 1999-4 Certificates between GE Capital Mortgage Services, Inc. and Bear, Stearns & Co. Inc..

4.1 The Pooling and Servicing Agreement for the Series 1999-4 Certificates, dated as of February 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GE Capital Mortgage Services, Inc.



                                   By:  /s/ Syed W. Ali
                                       ------------------------------
                                   Name:    Syed W. Ali
                                   Title:   Vice President



Dated as of February 25, 1999

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GE Capital Mortgage Services, Inc.



                                   By:  /s/ Syed W. Ali
                                      -------------------------------
                                   Name:    Syed W. Ali
                                   Title:   Vice President



Dated as of February 25, 1999

                                  EXHIBIT INDEX



The exhibits are being filed herewith:


EXHIBIT NO.              DESCRIPTION                                       PAGE


1.1 The Underwriting Agreement, dated as of May 22, 1996, and the related Terms Agreement, dated as of May 22, 1996, for certain of the Series 1999-4 Certificates between GE Capital Mortgage Services, Inc. and Lehman Brothers Inc..

1.2 The Underwriting Agreement, dated as of September 21, 1995, and the related Terms Agreement, dated as of April 25, 1994, for certain of the Series 1999-4 Certificates between GE Capital Mortgage Services, Inc. and Bear, Stearns & Co. Inc..

4.1 The Pooling and Servicing Agreement for the Series 1999-4 Certificates, dated as of February 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.